UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 12, 2002


                        COMMISSION FILE NUMBER: 333-30914


                             XTREME COMPANIES, INC.
        (Exact name of small business issuer as specified in its charter)


               Nevada                                    88-0394012
   (State or other jurisdiction of                    (I.R.S. Employer
    incorporation or organization)                   Identification No.)


         9116 Covered Wagon
          Las Vegas, Nevada                                89117
(Address of principal executive offices)                (Zip Code)


                                 XTREME WEBWORKS
         (Former name, former address and former fiscal year, if changed since last report.)

Item 4. Changes in Registrants Certifying Accountant

On August 9, 2002, Kyle Tingle resigned as Certifying Accountant for the company. The principal accountant's report on the financial statement for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the registrant's two most recent fiscal years and any subsequent interim period preceding such resignation there were no disagreements with the former accountant on any matter of accounting principles or practices.

A Resignation letter from Mr. Tingle is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        XTREME COMPANIES, INC.
                                        (Name of Registrant)


Date: December 23, 2002                 By: /s/ SHAUN HADLEY
                                            ------------------------------------
                                            SHAUN HADLEY
                                            PRESIDENT

                    [LETTERHEAD OF KYLE L. TINGLE, CPA, LLC]

October 23, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

I was previously the independent accountant for Xtreme Webworks{now known as XtremeCompanies, Inc.) and on March 25, 2002, I reported on the fmancial statements of Xtreme Webworks as of and for the two years ended December 31,2001. On August 9,2002, I resigned as independent accountant ofXtreme Companies.

I have read Xtreme Companies, Inco's statements included under Item 4 of its Form 8-K dated August 12,2002 and am in agreement with the statements made therein.

Sincerely,

/s/ Kyle L. Tingle

Kyle L. Tingle, CPA, LLC